UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020

CSW INDUSTRIALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Registration Rights Agreement

On December 15, 2020, CSW Industrials, Inc., a Delaware corporation (the “Company”), in connection with the Stock Purchase Agreement, dated November 4, 2020, by and among the Company, RectorSeal, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“RectorSeal”), T.A. Industries, Inc. d/b/a TRUaire, a California corporation (“TRUaire”), the holders of the outstanding capital stock of TRUaire (the “Sellers”), and Yongki Yi, as Seller Representative (as may be amended from time to time, the “Purchase Agreement”), entered into a Registration Rights Agreements (the “Registration Rights Agreement”), with certain of the Sellers. Pursuant to the Registration Rights Agreement, the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with respect to the shares of the Company’s common stock, $0.01 par value per share, issued to certain of the Sellers pursuant to the Purchase Agreement. The Registration Rights Agreement requires the Company to effect a registration statement registering the resale from time to time of the shares of the Company’s common stock issued to certain of the Sellers on a delayed or continuous basis as expeditiously as possible, but in any event no later than 45 days from receipt of a written request by one of the majority holders of the Company’s common stock thereunder, and to use its reasonable best efforts to have such registration statement declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 15, 2020, pursuant to the Purchase Agreement, the Company and RectorSeal completed the previously announced acquisition of all of the issued and outstanding shares of common stock of TRUaire in exchange for consideration consisting of $284 million in cash and 849,852 shares of the Company’s common stock, representing aggregate consideration at signing of the Purchase Agreement of $360 million, based on the closing price of the Company’s common stock on November 4, 2020 (the “Transaction”).

Pursuant to the terms and subject to the conditions of the Purchase Agreement, the shares of the Company’s common stock issued as consideration in connection with the Transaction were issued without registration under the Securities Act, in reliance on the private offering exemption provided by Section 4(a)(2) thereof. The Company and certain of the Sellers entered into the Registration Rights Agreement, obligating the Company, on the terms and subject to the conditions set forth therein, to register the shares of the Company’s common stock issued to such Sellers under the Securities Act.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the description of the Purchase Agreement in the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2020 (the “November 5th Report”), and the terms of the Purchase Agreement, which was filed as Exhibit 2.1 to the November 5th Report, are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As described above, pursuant to the terms and subject to the conditions of the Purchase Agreement, on December 15, 2020, certain of the Sellers received shares of common stock of the Company as consideration for the Transaction. Those shares of common stock of the Company were issued without registration under the Securities Act in reliance on the private offering exemption provided by Section 4(a)(2) thereof. In relying on the exemption from registration provided by Section 4(a)(2), the Company relied on representations from the respective Sellers that they are accredited investors as defined under Regulation D promulgated by the SEC under the Securities Act and that each such Seller acquired the securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities laws; and the securities bear a legend restricting their further transfer or sale until they have been registered under the Securities Act or an exemption from registration thereunder is available.

The disclosure in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Press Release

On December 15, 2020, the Company issued a press release announcing that it had closed the previously announced acquisition pursuant to the Purchase Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated November 4, 2020, by and among RectorSeal, LLC, T.A. Industries, Inc. d/b/a TRUaire, Yongki Yi as Seller Representative, the Sellers party thereto, and solely for the purposes of Sections 1.8, 6.5(d) and 13.18, CSW Industrials, Inc.(1)*
10.1	Registration Rights Agreement, dated December 15, 2020, by and among CSW Industrials, Inc. and the Sellers party thereto.
99.1	CSWI Press Release, dated December 15, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

(1) Filed as Exhibit 2.1 to the registrant’s Current Report on Form 8-K (File No. 001-37454) filed with the SEC on November 5, 2020, and incorporated herein by reference.
*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2020

By:	/s/ Luke E. Alverson

Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary